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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 23, 1998
                                                -------------------------------

                              CARMIKE CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                 0-14993                    58-1469127
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     (State or other           (Commission                 (IRS Employer
     jurisdiction of           File Number)              Identification No.)
     incorporation)



             1301 First Avenue, Columbus, Georgia              31901
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            (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code            (706) 576-3400
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          (Former name or former address, if changed since last report)




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ITEM 5   Other Events

         On November 23, 1998, Carmike Cinemas, Inc. (the "Company") issued a press release with respect to a $55 million investment by GS Capital Partner III, L.P. in shares of the Company's convertible preferred stock. The information contained in such press release is hereby incorporated by reference into this Report.


ITEM 7   Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             99 Press Release of the Company dated November 23, 1998.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CARMIKE CINEMAS, INC.
                                                 Registrant



                                                 /s/  John O. Barwick, III
                                                 -------------------------------
                                                 John O. Barwick, III
                                                 Senior Vice President-Finance


Dated:     November 23, 1998



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EXHIBIT INDEX



      Exhibit
       Number         Description
      -------         -----------
         99           Press release of Carmike Cinemas, Inc. (the "Company")
                      dated November 23, 1998.






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